UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

The Boston Beer Company, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 Arlington Street, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD.

During the Registrant's open trading window that closed on November 21, 2005, the following members of the Registrant's senior management entered into individual sales plans complying with Rule 10b5-1 for trading in shares of the Registrant's common stock, pursuant to which shares will be sold for the purposes of liquidity and investment diversification based on specified trading prices: Robert H. Hall, Vice President of Brand Development of the Registrant; William F. Urich, Chief Financial Officer; Jeffrey D. White, Chief Operating Officer; and Monica M. Martin, Controller. In addition, West Summit Grand, LLC, an entity formed for the benefit of the children of C. James Koch, Chairman of the Registrant, as to which Mr. Koch disclaims beneficial ownership, also entered into such an individual sales plan. Collectively, the plans cover an aggregate of 107,296 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.
(Registrant)

Date: November 22, 2005	/s/ William F. Urich

William F. Urich
Chief Financial Officer
(Signature)*

*Print name and title of the signing officer under his signature.

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